RENEWAL AGREEMENT

THIS RENEWAL AGREEMENT (this "Renewal Agreement") is made and entered into this 20th day of February 2018 by and between Colony Bank, a Georgia bank (the "Bank") and Edward P. Loomis, to be effective as of February 20, 2018.

BACKGROUND

WHEREAS, the Bank and Employee originally entered into a Retention Agreement on March 27, 2015, (the "Retention Agreement"), which, per its terms, expires on March 27, 2018;

WHEREAS, the Bank and Employee now desire to extend the expiration date of the Retention Agreement and to make one additional change to the covenant regarding restriction on disclosure and use of confidential information; and

WHEREAS, in order to accomplish the foregoing objectives, the Bank and Employee desire to enter into this Renewal Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The references to March 27, 2018 in Section 1(a) and Section 4 of the Retention Agreement shall be changed to March 31, 2021.

2. Section 6(b) of the Retention Agreement shall be modified to add the following to the last sentence thereof:

   "; (ii) reporting possible violations of federal, state, or local law or regulation to any governmental agency or entity, or from making other disclosures that are protected under the whistleblower provisions of federal, state, or local law or regulation, and Employee shall not need the prior authorization of the CBS to make any such reports or disclosures and shall not be required to notify the CBS that Employee has made such reports or disclosures; (iii) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, in either event solely for the purpose of reporting or investigating a suspected violation of law; or (iv) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal."

3. The Retention Agreement, as modified by the terms of this Renewal Agreement, shall continue in full force and effect from and after the effective date of this Renewal Agreement.

IN WITNESS WHEREOF, Colony Bank, acting by and through its duly authorized officers, has caused this Renewal Agreement to be duly executed.

COLONY BANK

By: ______________________

Its:

RENEWAL AGREEMENT

THIS RENEWAL AGREEMENT (this "Renewal Agreement") is made and entered into this 20th day of February 2018 by and between Colony Bank, a Georgia bank (the "Bank") and Edward Lee Bagwell, III, to be effective as of February 20, 2018.

BACKGROUND

WHEREAS, the Bank and Employee originally entered into a Retention Agreement on October 24, 2016, (the "Retention Agreement"), which, per its terms, expires on March 27, 2018;

WHEREAS, the Bank and Employee now desire to extend the expiration date of the Retention Agreement and to make one additional change to the covenant regarding restriction on disclosure and use of confidential information; and

WHEREAS, in order to accomplish the foregoing objectives, the Bank and Employee desire to enter into this Renewal Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The references to March 27, 2018 in Section 1(a) and Section 4 of the Retention Agreement shall be changed to March 31, 2021.

2. Section 6(b) of the Retention Agreement shall be modified to add the following to the last sentence thereof:

   "; (ii) reporting possible violations of federal, state, or local law or regulation to any governmental agency or entity, or from making other disclosures that are protected under the whistleblower provisions of federal, state, or local law or regulation, and Employee shall not need the prior authorization of the CBS to make any such reports or disclosures and shall not be required to notify the CBS that Employee has made such reports or disclosures; (iii) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, in either event solely for the purpose of reporting or investigating a suspected violation of law; or (iv) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal."

3. The Retention Agreement, as modified by the terms of this Renewal Agreement, shall continue in full force and effect from and after the effective date of this Renewal Agreement.

IN WITNESS WHEREOF, Colony Bank, acting by and through its duly authorized officers, has caused this Renewal Agreement to be duly executed.

COLONY BANK

By: Edward P. Loomis Pres.

Its:

RENEWAL AGREEMENT

THIS RENEWAL AGREEMENT (this "Renewal Agreement") is made and entered into this 20th day of February 2018 by and between Colony Bank, a Georgia bank (the "Bank") and J. Stan Cook, to be effective as of February 20, 2018.

BACKGROUND

WHEREAS, the Bank and Employee originally entered into a Retention Agreement on March 27, 2015, (the "Retention Agreement"), which, per its terms, expires on March 27, 2018;

WHEREAS, the Bank and Employee now desire to extend the expiration date of the Retention Agreement and to make one additional change to the covenant regarding restriction on disclosure and use of confidential information; and

WHEREAS, in order to accomplish the foregoing objectives, the Bank and Employee desire to enter into this Renewal Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The references to March 27, 2018 in Section 1(a) and Section 4 of the Retention Agreement shall be changed to March 31, 2021.

2. Section 6(b) of the Retention Agreement shall be modified to add the following to the last sentence thereof:

   "; (ii) reporting possible violations of federal, state, or local law or regulation to any governmental agency or entity, or from making other disclosures that are protected under the whistleblower provisions of federal, state, or local law or regulation, and Employee shall not need the prior authorization of the CBS to make any such reports or disclosures and shall not be required to notify the CBS that Employee has made such reports or disclosures; (iii) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, in either event solely for the purpose of reporting or investigating a suspected violation of law; or (iv) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal."

3. The Retention Agreement, as modified by the terms of this Renewal Agreement, shall continue in full force and effect from and after the effective date of this Renewal Agreement.

IN WITNESS WHEREOF, Colony Bank, acting by and through its duly authorized officers, has caused this Renewal Agreement to be duly executed.

COLONY BANK

By: [signature]
Its:

RENEWAL AGREEMENT

THIS RENEWAL AGREEMENT (this "Renewal Agreement") is made and entered into this 20th day of February 2018 by and between Colony Bank, a Georgia bank (the "Bank") and M. Eddie Hoyle, Jr., to be effective as of February 20, 2018.

BACKGROUND

WHEREAS, the Bank and Employee originally entered into a Retention Agreement on March 27, 2015, (the "Retention Agreement"), which, per its terms, expires on March 27, 2018;

WHEREAS, the Bank and Employee now desire to extend the expiration date of the Retention Agreement and to make one additional change to the covenant regarding restriction on disclosure and use of confidential information; and

WHEREAS, in order to accomplish the foregoing objectives, the Bank and Employee desire to enter into this Renewal Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The references to March 27, 2018 in Section 1(a) and Section 4 of the Retention Agreement shall be changed to March 31, 2021.

2. Section 6(b) of the Retention Agreement shall be modified to add the following to the last sentence thereof:

   "; (ii) reporting possible violations of federal, state, or local law or regulation to any governmental agency or entity, or from making other disclosures that are protected under the whistleblower provisions of federal, state, or local law or regulation, and Employee shall not need the prior authorization of the CBS to make any such reports or disclosures and shall not be required to notify the CBS that Employee has made such reports or disclosures; (iii) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, in either event solely for the purpose of reporting or investigating a suspected violation of law; or (iv) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal."

3. The Retention Agreement, as modified by the terms of this Renewal Agreement, shall continue in full force and effect from and after the effective date of this Renewal Agreement.

IN WITNESS WHEREOF, Colony Bank, acting by and through its duly authorized officers, has caused this Renewal Agreement to be duly executed.

COLONY BANK

By: Pres.

Its:

RENEWAL AGREEMENT

THIS RENEWAL AGREEMENT (this "Renewal Agreement") is made and entered into this 20th day of February 2018 by and between Colony Bank, a Georgia bank (the "Bank") and Lee A. Northcutt, to be effective as of February 20, 2018.

BACKGROUND

WHEREAS, the Bank and Employee originally entered into a Retention Agreement on March 27, 2015, (the "Retention Agreement"), which, per its terms, expires on March 27, 2018;

WHEREAS, the Bank and Employee now desire to extend the expiration date of the Retention Agreement and to make one additional change to the covenant regarding restriction on disclosure and use of confidential information; and

WHEREAS, in order to accomplish the foregoing objectives, the Bank and Employee desire to enter into this Renewal Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The references to March 27, 2018 in Section 1(a) and Section 4 of the Retention Agreement shall be changed to March 31, 2021.

2. Section 6(b) of the Retention Agreement shall be modified to add the following to the last sentence thereof:

   "; (ii) reporting possible violations of federal, state, or local law or regulation to any governmental agency or entity, or from making other disclosures that are protected under the whistleblower provisions of federal, state, or local law or regulation, and Employee shall not need the prior authorization of the CBS to make any such reports or disclosures and shall not be required to notify the CBS that Employee has made such reports or disclosures; (iii) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, in either event solely for the purpose of reporting or investigating a suspected violation of law; or (iv) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal."

3. The Retention Agreement, as modified by the terms of this Renewal Agreement, shall continue in full force and effect from and after the effective date of this Renewal Agreement.

IN WITNESS WHEREOF, Colony Bank, acting by and through its duly authorized officers, has caused this Renewal Agreement to be duly executed.

COLONY BANK

By:
Its:

RENEWAL AGREEMENT

THIS RENEWAL AGREEMENT (this "Renewal Agreement") is made and entered into this 20th day of February 2018 by and between Colony Bank, a Georgia bank (the "Bank") and Terry L. Hester, to be effective as of February 20, 2018.

BACKGROUND

WHEREAS, the Bank and Employee originally entered into a Retention Agreement on March 27, 2015, (the "Retention Agreement"), which, per its terms, expires on March 27, 2018;

WHEREAS, the Bank and Employee now desire to extend the expiration date of the Retention Agreement and to make one additional change to the covenant regarding restriction on disclosure and use of confidential information; and

WHEREAS, in order to accomplish the foregoing objectives, the Bank and Employee desire to enter into this Renewal Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The references to March 27, 2018 in Section 1(a) and Section 4 of the Retention Agreement shall be changed to March 31, 2021.

2. Section 6(b) of the Retention Agreement shall be modified to add the following to the last sentence thereof:

   "; (ii) reporting possible violations of federal, state, or local law or regulation to any governmental agency or entity, or from making other disclosures that are protected under the whistleblower provisions of federal, state, or local law or regulation, and Employee shall not need the prior authorization of the CBS to make any such reports or disclosures and shall not be required to notify the CBS that Employee has made such reports or disclosures; (iii) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, in either event solely for the purpose of reporting or investigating a suspected violation of law; or (iv) disclosing a trade secret (as defined by 18 U.S.C. § 1839) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal."

3. The Retention Agreement, as modified by the terms of this Renewal Agreement, shall continue in full force and effect from and after the effective date of this Renewal Agreement.

IN WITNESS WHEREOF, Colony Bank, acting by and through its duly authorized officers, has caused this Renewal Agreement to be duly executed.

COLONY BANK

By:
Its: